SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549
                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                                October 29, 2003

               SUPERCLICK, INC. (formerly GRAND PRIX SPORTS, INC.)
                  --------------------------------------------
                 (Name of Small Business Issuer in its charter)

          WASHINGTON                                       52-2219677
 -----------------------------                  -------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)


      23332 Mill Creek Drive #230
           Laguna Hills, CA                                   92653
 --------------------------------------                      --------
(Address of principal executive offices)                    (Zip Code)

Issuer's Telephone Number                                     (858) 518-1387

Issuer's Fax Number

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Item 5. Other Events and Required Regulation FD Disclosure

On October 27, 2003, the Registrant issued a press release (see Exhibit 99 attached hereto) announcing that Todd M. Pitcher, the CEO and President of the Registrant and Hugh Renfro, the Secretary of the Registrant, had resigned as officers, effective immediately and that Robert MacFarlane had been elected to President and Secretary of the Registrant and Ronald Fon had been elected to interim Chief Executive Officer of the Registrant. In addition, the Registrant's Board of Directors elected Todd M. Pitcher to serve as Chairman of the Board.

(a) Exhibits:

Exhibits            Title

   99               Press Release, Supreclick, Inc. Announces Appointment of
                    Management Team

                                   Signatures



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                            SUPERCLICK, INC.
                                            (formerly GRAND PRIX SPORTS, INC.)
                                            Registrant

                                            By:  /s/  Robert MacFarlane
                                               --------------------------------
                                                      Robert MacFarlane
                                                      President

Dated October 29, 2003